UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

AlphaOne Small Cap Opportunities Fund

AlphaOne VIMCO Small Cap Value Fund

AlphaOne NextGen Technology Fund

Annual Report	October 31, 2018

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-4-ALPHAONE; and (ii) on the SEC’s website at http:// www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP
OPPORTUNITIES FUND
OCTOBER 31, 2018 (UNAUDITED)

Dear Shareholders:

As we conclude the historically brutal month of October, we find ourselves dismayed by our prior twelve-month performance. Many variables account for both out and under performance in the active investment management business. Some are ephemeral, some more permanent. Nevertheless, outcomes are the result of active portfolio management decisions and macro-market behaviors. We are disappointed by the results we have delivered to you and would like to offer some observations on how we arrived here.

The Russell 2000 (“R2”) has been pushed/pulled higher by an extreme bias towards either growth or value. We can measure this bias by dividing the Russell 2000 Growth (“R2G”) by the Russell 2000 Value (“R2V”). Over the past nearly five years we have witnessed three distinct waves within the R2. First, from 1Q14-3Q15 the R2G was in favor. Peaking at a 1.63 ratio. Second, from 3Q15-4Q16, the R2V was well supported with a ratio of 1.32. And third, from 1Q17-3Q18, the R2G may have peaked at 1.62. These lopsided biases within the R2 push active managers towards either winners or losers.

The fund has been buffeted by these macro market actions. We are sorry to say that through and including the month of October, we have been on the wrong side of this biased market. We underperformed on a relative basis by over 900 basis points during the prior twelve months. We are unhappy by this performance.

We can place only so much blame on market action (see above R2G significantly outperforming the R2V). We acknowledge our own failures in protecting your investment. Nevertheless, we will continue to prosecute the investment style we have espoused for over two decades—investing in quality, well-managed, low leveraged companies with consistent above average profitable returns. We know that over time these companies provide both superior absolute and risk-adjusted returns.

We are stock pickers and even when our performance is good, which it is not, we will have individual companies whose stock performance is problematic. To wit, approximately one-half of the past year’s underperformance came from six names out of approximately 60. In other words, 10 percent of the portfolio caused most of the active damage to your portfolio. This portfolio behavior is not unusual. Wherein, a few names are the bigger contributors to overall performance be it good or bad. To that point, the portfolios best performing names (10 percent of the portfolio) did not offset the drag from the worst performing names. The underperforming six companies share the same problem, reduced earnings trajectory and visibility. We have sold two positions completely—Horizon Global (“HZN”) and NN Ball Bearings (“NNBR”). We have reduced our exposure to two of the six, Lydall (“LDL”) and PDF Solutions (“PDFS”) while adding to the two others GP Strategies (“GPX”) and RPC Corporation (“RES”). We added to RPC due to the temporary nature of its earnings expectation decline. The temporary impairment was due to specific issues impacting takeaway capacity in the Permian Basin. As this issue is resolved, demand and prices for pressure pumping should rise driving increased earnings in 2019. Our decision to continue reducing exposure to LDL and PDFS is representative of our increased diligence to more quickly reduce the anchorage associated with companies experiencing the negative side of a company or industry’s business cycle. The injurious price action of these companies in a rapidly rising market creates too much negative return leverage to your portfolio.

With half of this year’s underperformance due to internal factors, what external factors may be influencing our performance? The most obvious answer is the seemingly inexorable march from active to passive investing. The widening of this fund flow looks like a child’s drawing of an alligator with the concomitant snapping pressure set poised to crush most active managers. To that point, through the end of October, small cap core manager outperformance stands at its low since the beginning of this great bull market at around 20%. This isn’t to suggest small cap active managers have gotten less competent in their stock picking prowess (that is a debate for a different forum). Rather it is to suggest the outsized influence of passive investing has on the index (R2) we are judged against. In other words, as more money flows to passive and less to active, and more specifically, more money flows to passive funds focusing on growth, there is a compounding effect on stock selection within the index. By that we mean, the mechanics of ETFs, congregate their purchasing power in higher market capitalization (cap) names within the R2, R2G, and R2V. If we decompose absolute returns by market cap, by earnings, by ownership, we will see a bias towards higher market cap, low or no earnings, and high passive ownership. Active managers with a bias towards earnings, lower leverage (quality), and possibly some market cap constraints (this fund) find themselves at a distinct disadvantage when competing. Kind of like participating in a lop-sided game.

In the investment game, we may say that means, there is a reversion to the mean. Value will have its day versus growth. High interest rates will supplant low interest rates. And active management will be in vogue versus passive. When will any or all of these occur, we can’t say. However, we do know that over time that ownership of companies with low leverage, sound business models, good management, and above-average profitability provide superior absolute and risk-adjusted returns to shareholders. We hope that migration towards that investing philosophy arrives soon. Until then we thank you for your support and patience.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP
OPPORTUNITIES FUND
OCTOBER 31, 2018 (UNAUDITED)

We appreciate your continuous support.

Sincerely,

The AlphaOne Capital Partners Team

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Indicies are unmanaged and one cannot directly invest in an index.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-855-4-ALPHAONE.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE VIMCO SMALL CAP
VALUE FUND
OCTOBER 31, 2018 (UNAUDITED)

Dear Shareholders:

Since launching the AlphaOne VIMCO Small Cap Value Fund only ten months ago on December 29th, 2017, domestic small cap markets have provided both a high level of excitement but, also, numerous challenges. Above all, the markets experienced increasing volatility, especially in the month of October. We believe that the recent market volatility has been substantially magnified by the increased penetration of passive and quantitative strategies, which invest with little or no regard for valuation or the fundamentals of their underlying companies. In good times, the inflow of funds into these strategies led to constant buying, thus propping up stock prices purely due to the inclusion of the stocks in those strategies. However, when some trigger reverses the flow of funds or forces these strategies to initiate selling, this generally leads to a “snowball effect”, where selling begets more selling. Although the market volatility might be painful in the short-term, especially on down days, we actually welcome it. While others might argue that, with the advent of technology, the markets have become more efficient as information is disseminated and absorbed in prices instantly, we would argue the very opposite because of the growing number of passive and quant market strategies. Since most of these strategies are investing in companies without performing fundamental due diligence and are relying either on some macro level triggers or statistical relationships among stock prices, they indiscriminately exacerbate movements both to the upside and downside, making the markets more inefficient. Such a market environment offers opportunities for disciplined, fundamentally-based value managers such as Villanova Investment Management Company (“VIMCO”).

At VIMCO, we strictly apply our private market value philosophy, akin to a private equity approach to public equities, where the stock represents the actual equity (ownership) in the underlying company, rather than just a piece of a certificate that is traded daily on an exchange. We invest only in high quality companies, with superior business models, sustainable competitive advantages, underlevered balance sheets, strong free cash flow generation and conversion and which are run by top-quality management teams and thoughtful capital allocators. One of the major tenets of our investment philosophy is risk avoidance and downside protection. Similar to a responsible business owner, we focus on preserving capital over an extended period and on generating satisfactory returns, by investing only in companies that trade well below our estimate of their future intrinsic value, while utilizing a margin of safety. Our analysis of intrinsic value heavily relies on free cash flow and valuation metrics associated with free cash flow, rather than GAAP results, which many times have little to do with the economic realities of the companies. Operating within of our circle of competence (areas where we have extensive experience), our investment horizon is measured in years, a stark contrast to the short-term orientation of “Wall Street” and many market participants. This long-term investment perspective leads to a lower annual turnover and higher tax efficiency for the Fund’s clients. We are “bottom-up” investors, assessing each company on its own merits, rather than investing in ideas based on a currently prevalent macro theme. A positive by-product of our private market value philosophy, and its concurrent confirmation, is that VIMCO’s small cap value strategy tends to have an elevated number of buyouts in the portfolio, which are generally completed at substantial price premiums. In simple terms, if the public markets do not recognize the underlying value of a specific business, either financial or strategic buyers will. Since launching the fund only ten months ago, already five of our portfolio companies have agreed to be acquired (a sixth buyout has been announced as of writing of this letter). In addition to our distinctive investment philosophy, VIMCO has created and strictly adheres to a unique team-oriented process that is tailored to objectively assess companies’ fundamentals and eliminate personal behavioral biases, while mitigating risk. We have developed tools that make our investment decision-making impartial and more effective, which should particularly benefit us in markets with elevated volatility, similar to those that we have been recently experiencing.

We believe that the recent market rout was sparked by a swift 40 bps increase in 10-year Treasury rates from approximately 2.8% at the end of August. The 10-year yield increase followed the Fed’s decision to raise the Fed funds rate by 25 basis points (Bps) to the current 2.25% during their September meeting, the eighth such raise since December 2015 when the Fed started to tighten its monetary policy. Market participants became “spooked” by not only the past tightening but by the Fed’s outlook for a further four increases over the next year. The current view was that the Fed was moving too quickly and would “choke off” the liquidity in the markets and economy. This is an unwelcome prospect for the markets that have been driven by excess liquidity for several years. The perception was that if the Fed does not manufacture a recession, it will at least destabilize markets with their already high valuations, akin to the turbulence experienced in 1987.

Ten-year Treasury yields have not, however, moved up 40bps in September just because of the Fed Funds increases. U.S real year-over-year GDP growth has accelerated to over 3% (Q3 GDP growth was 3.5%, following Q2 GDP growth of 4.2% on a q/q Annualized rate) from an average of approximately 2% for the last several years. This acceleration is occurring due to substantial, stimulative fiscal policies, that more than offset monetary tightening by the Fed. Besides the widely discussed corporate tax reform, which brought the federal tax rate from 35%, the highest among developed countries, to a much more competitive 21%, the supportive fiscal policies

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE VIMCO SMALL CAP
VALUE FUND
OCTOBER 31, 2018 (UNAUDITED)

also include less government regulation, which appears to have a significant economic multiplier effect, a positive credit cycle (banks’ willingness to lend more due to easing lending standards), government spending and positive capital expenditure expensing rules, which encourage higher capital spending levels. As a result of these positive structural changes, companies are spending more on capital expenditures, which grew 7% y/y in Q2. Increased spending is also occurring because there has been substantial pent-up demand as the US has underinvested in capex for at least two decades, due to an unattractive economic, regulatory and tax environment. Increased capital spending generally leads to higher productivity, which is one of the foundations of economic growth. The robust positive business environment has also been reflected in the ISM surveys (both manufacturing and non-manufacturing) which recently reached peak levels, those last seen in 2004.

The labor markets continue to tighten with the unemployment rate reaching a 50-year low of 3.7% in October. Strong labor markets led to high consumer confidence which drives consumer spending, which in turn constitutes approximately 70% of the US economy. Consumer confidence, as measured by The Conference Board, increased to 137.9 in October, a level last reached in 2000. Also, hourly wages are growing at an increased clip, driving consumer incomes higher. These positive developments are to a certain degree offset by rising energy prices and increasing interest rates which generally have a negative effect on housing, auto sales and credit card rates.

Current trade disputes present another headwind for the US economy. However, with the threat of tariffs, the current administration was able to negotiate a new trade agreement with Mexico and Canada, which should be beneficial to the US and global economies. So, the real outstanding trade issue remains China, which we don’t think will dissipate any time soon. While clearly a risk that requires attention, on a relative basis, we believe that the US economy will be impacted to a lesser degree than China and, by its extension, emerging markets. In addition, many emerging market countries need to deal with elevated debt levels, higher inflation, rising energy costs, elevated interest rates and generally weakening economic conditions. We believe that the US will remain the driving force behind global economic growth. As a result, we believe investors should increase their exposure to the market that benefits the most from the positive developments in the US economy – US small capitalization equities.

While the overall small cap markets are not cheap at a P/E of 17.9x (the Russell 2000 Index P/E ex-negatives), there are numerous attractively priced investment opportunities. However, despite a long history of outperformance, for the last several years valuation factors (such as low P/E) have not mattered at all and actually detracted significantly from the market’s investment results. 2018 has not been any different, with the cheapest quintile based on P/E lagging the Russell 2000 Value Index by almost four percentage points through the end of September, while the non-earners (companies that generate no earnings) and the most expensive quintile exceeded the benchmark by 3.0 and 1.3 percentage points, respectively. In simple terms, contrary to long-term historical data, in recent years including 2018, investing in the most expensive companies produced notably superior results than buying the least expensive companies. One of the most cited reasons for this phenomenon was the lack of growth among companies as the economy sputtered. Growth was scarce, and the market was willing to pay a significant premium for above-average growth. However, we believe that the tide is changing as earnings growth has become more wide-spread, due to an accelerating economy and fiscal structural changes (e.g. corporate tax cuts, faster expensing of capital expenditures and a lower burden of regulations) in the US. We have seen a glimpse of this leadership rotation in October as the Russell 2000 Value Index outperformed its growth counterpart by 3.7 percentage points. We believe that valuations will become an influential performance factor once again, despite the significant proliferation of passive strategies and ETFs.

We are value investors and as such invest only in companies that are trading below our assessment of their long-term private market value, while employing a margin of safety. Our strict adherence to our value investment principles each time when deploying your capital and adding a new investment into the portfolio results in an overall attractive valuation for the Fund. As of October 31, the Fund’s Price to next twelve months earnings was 11.0x. The Fund’s other valuation metrics are similarly attractive on both an absolute and a relative basis. Following our exhaustive due diligence, we continue to be able to uncover numerous attractive investment opportunities that meet both our strict quality business characteristics and internal rate of return thresholds (required valuation parameters). Since the launch of the fund ten months ago, we have added 16 new companies into the Fund, while fully exiting nine positions. We have also taken advantage of the recent volatility to improve the Fund’s overall risk/return profile by measuredly adding to or subtracting from existing portfolio holdings. With the recent market pull-back, an increasing number of companies have become

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE VIMCO SMALL CAP
VALUE FUND
OCTOBER 31, 2018 (UNAUDITED)

potential candidates for inclusion in our extensive research and due diligence process. While the short-term volatility might be a “little scary”, it is welcomed by us as it offers improved investment opportunities. We continue to work diligently, strictly follow our unique philosophy and proven process to position the portfolio to generate attractive future absolute and relative returns.

We appreciate your continuous support.

Sincerely,

The AlphaOne Capital Partners Team

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Indices are unmanaged and one cannot directly invest in an index.

Indices are unmanaged and do not include the effect of fees. Index performance does not reflect nor predict the funds’ performance. One cannot invest directly in an index.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-855-4-ALPHAONE.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY
FUND
OCTOBER 31, 2018 (UNAUDITED)

Dear Shareholders:

Since inception, the AlphaOne NextGen Technology Fund returned 2.68%** YTD through 10/31 with Software & Service and the Technology Hardware & Equipment subsector contributing most to our gains. The extra profits from tax cuts, a strong domestic economy and the continuing investment in areas such as Artificial Intelligence, Autonomous Driving and the Internet of Things drove these sectors. Also, the resurgent unit growth in the PC market for the first time since 2012 added some extra juice.

However, our biggest profit was from our investment in Lumentum based on the belief that Facial Recognition and Augmented reality driven by 3D sensing would become the next big technology within smartphones. Though Lumentum itself was only up 12% YTD, we traded around the position based on our view of Apple needing to burn inventory in Q1 which enabled us to make over 2x the profit in our Lumentum position relative to any other position in the portfolio. We believe 3D sensing technology will expand from just the selfie camera to the world facing camera later in 2018 for Android smartphones and to Apple smartphones in the holiday season of 2019.

Our gain in Lumentum was needed given our large underweight in Apple which was very costly on a relative basis given its 29% gain YTD and its double-digit weighting in the S&P Global 1200 Information Technology Sector Index. We have the benefit of writing this letter after Apple reported on November 1st, which is one day after the end of our fiscal year. We have been surprised by Apple’s performance given smartphone industry unit shipments for the first time in history have declined year-over-year for the past nine months. This blind optimism ended abruptly when Apple implicitly guided CQ4 iPhone units down double digits year-over-year and decided not to disclose units going forward. Apple’s stock declined nearly 7% the day of earnings (the worst in 4 years) and 9.3% over two days. Services (16% of revs) and Other revenues (7% of revs) grew 28% year over year and investors are enamored with that, but we would note that roughly half of services revenues (such as warranties and phone accessories) is still driven by iPhone units which have clearly stalled.

Apple has alluded to launching a new TV streaming service in the first half of 2019 which will reaccelerate services growth, but we would point out that Netflix is projected to lose $3B in cash flow both this year and in 2019 despite having over 140 million subscribers. Given Apple’s gains earlier this year despite deteriorating fundamentals in smartphones, investors may also want to believe that profits do not matter when this streaming service is launched. There is also a strong capital return profile and positive market sentiment from Warren Buffett increasing his position. But it does seem as though investors may be finally looking at Apple holistically which will not be good for the stock. We plan to remain underweight Apple and any stock associated with Apple going forward but also will closely watch investor sentiment leading up to the streaming launch. If investors continue to be myopic, the stock could possibly continue to outperform till profit forecasts need to be cut again on the streaming launch. An additional earnings risk is more than half of Apple’s revenues coming from international markets. Given the issues in some of those economies, currencies and stock markets, we have our doubts whether holiday sales will live up to expectations. Three phones are now priced at over $1,000 versus just one a year ago. Time will tell.

Microsoft benefitted from strong IT spending trends and was our third biggest profit contributor during the quarter and contributed more than 1% to our returns as the stock gained 25% YTD. Enterprise spending picked up so far in 2018 and hyperscale spending also has been strong. Workloads also continue to be outsourced to the cloud. Microsoft is benefitting from both strong cloud demand in their Azure business and positive PC unit growth for the first time since 2012. We see Microsoft being a core position going forward.

This seems to validate AMD’s expectations of getting from 1% server unit market share to 5% by the end of 2018 and double digits by 2020. The stock rose 77% YTD and was a top five contributor to the fund. AMD’s optimism was also fueled as Intel struggles with their 10-nanometer production which was delayed into the second half of 2019. Intel’s stock by comparison was only up 2% YTD. We believe optimism around AMD’s gains in servers and PCs will need to be balanced versus some of the negative trends in other segments of their business. A continuing negative impact from the decline in crypto currency revenues and declining game system revenues may not be completely contemplated for 2019 by Wall Street.

Strong PC units and inventory build at customers also drove Micron’s stock earlier in the year which was also a strong profit contributor to the fund. We took advantage of the blind faith that somehow it was different this time for the semiconductor industry and that massive capital expenditures, inventory building at customers and a slowing global economy would not catch up to them. Micron’s stock was up at one point over 52% YTD before finishing October down 8% YTD. Much like with Lumentum, we traded around the position.

Telecom spending is seeing the best environment in years as IT spending is also picking up which benefitted our Cisco investment. This position was a top five profit contributor and the stock was up 19% YTD. North American telecom vendors are forecast to grow

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY
FUND
OCTOBER 31, 2018 (UNAUDITED)

spending by 6% in 2018 driven by the tax rate going from over 30% to 21%, the repeal of Net Neutrality and 5G trails. As a result, telco spending is likely to be the fastest over the past five years. Also, fiber will be installed in the backbone before the test rollouts of 5G wireless late this year.

Switching to the internet sector, our investment in Yandex for their dominance in Russia in internet search, autonomous mobility and the sharing economy was a top five contributor to the fund. Much like with Lumentum and Micron, Yandex finished the year down 8% but at one point was up 34% before trends in the global economy and geopolitical issues caught up with them. This is another name that will go back into the portfolio once these issues are resolved. This gain in Russia internet helped balance out horrible timing in China internet which we will discuss next.

The biggest thematic detractor from fund performance was too much optimism in Q3 around a potential recovery in Chinese internet names. We believed Chinese internet stocks after a precipitous fall into Q3 would eventually become attractive. We bought a basket of stocks in Q3 and subsequently sold those positions as the trade war escalated further, the Chinese economy continued to slow, and gaming regulation got worse. We would note that at one point the most shorted stock in the US market was Alibaba. Due to the difficulties in directly shorting the Chinese market, these US listed ADRs have been the easiest way to do it. The CQQQ (Invesco China Tech ETF) is down 33% YTD with Alibaba down 17%, Baidu down 19% and Tencent down 34%.

On a long-term basis, China’s internet market has even better trends than that of the US and we anticipate a very aggressive position in these names in late 2018 or early 2019 when the trade situation gets resolved. In the US, 96% of the population is online but this is only 312M users. In China, only 55% of their population is online but this is 772M users and it continues to grow each year by nearly 40M users. The US e-commerce market is about $340B and was up 16% at 9% of total retail sales in 2017. China’s e-commerce market is almost double the size of the US at $670B and is growing 2x faster at over 30% and is 23% of total retail sales. It is easy to see why we would like Alibaba for e-commerce and Baidu for search.

A separate catalyst for Tencent and NetEase will be Chinese regulators restarting game approvals which should be a major catalyst for all names in the gaming sector including Electronic Arts, Activision and TakeTwo. We believe all of them will benefit to varying degrees from increasing subscription revenues, the popularity of E-sports as well as a better environment in China in 2019. We believe the longer-term trends in gaming are some of the most powerful in all of technology. Players are switching from buying discs to downloading games which increases the margins. They are also switching to subscription models which increases the stickiness of users and the multiples of the stocks. And finally, we think E-sports will become as big as traditional sports over time. Online gaming and social media is where most young people are spending their time today versus playing sports when I was a child, and this will translate into viewing habits as they get older.

Conversely, we have stated in numerous industry presentations since the beginning of the year that the semiconductor industry is likely to go into a multi-quarter correction. First Apple wireless suppliers had to burn inventory in the March quarter as demand for the latest iPhones were less than expected. NAND prices also started to decline followed by DRAM prices and finally semiconductor capital equipment orders. In Q3, some vendors started to see industrial and automotive semiconductor demand getting worse and we believe this will continue to worsen through Q1 of 2019. We believe pre-buying in front of expected China tariffs on January 1st could make Q1 a truly horrible quarter for semiconductor companies with double-digit revenue declines y/y for many of them. In general, the semiconductor space was one that we were actively underweighting or avoiding with a few company specific exceptions like AMD and Micron mentioned earlier. The plan is the same going forward.

Time Spent Online vs Watching TV continues to Grow Benefitting Facebook and Google over the long-term. The time that used to be spent watching linear TV is now being spent online. In 2017, internet advertising was for the first time bigger than traditional television advertising to become the world’s biggest advertising medium, accounting for 37% of total ad expenditure. Global advertising expenditure is expected to grow 4% in 2018 and reach a total spend of $578 billion by year’s end with internet advertising growing at nearly triple that rate. With some of the recent controversy around consumer privacy, Google and Facebook trade at only a small price to earnings valuation premium to the overall market despite growing revenues at over double the rate with incredibly profitable business models.

Facebook faced a toxic brew of slowing revenue growth, contracting margins and increasing threats of regulation in 2018 and declined 14% YTD. This stock was one of our most costly mistakes. Following reported results for Q3, we believe expenses and revenues for 2019 are reset to realistic levels. They are just beginning to monetize 1.3 billion users on Facebook Messenger and may in the future monetize 1.5 billion users on WhatsApp. Google is our favorite name on a longer-term basis for probably the first time since Facebook launched their mobile advertising product in 2012. Google margins are expanding for the first time in years as their Traffic Acquisition Costs decelerate. Google’s Traffic Acquisition Costs paid to distribution is finally starting to grow less quickly at

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY
FUND
OCTOBER 31, 2018 (UNAUDITED)

31% in September and 47% in June after ramping from 6% y/y in June of 2015 to 61% in March of 2018. Google was up 4% YTD as increased regulatory issues and concerns over a slowing in the advertising market dented the multiple.

For the market, over 20% earnings growth year-over-year in Q1, Q2 and Q3 for the S&P 500 Index has helped keep valuations on a short-term basis only slightly below their one year forward average of 17x. On a longer-term basis, valuations are still the highest since the time periods around the tech bubble and 1929. The Shiller Cyclically Adjusted PE (CAPE), which is an inflation adjusted measure over 10 years, has risen from 15x at the beginning of 2009 to 31x today. An optimist can note that this is still lower than 44x at the peak of the tech bubble.

We believe that a global economic expansion, multi-decade lows in unemployment, rising wages, rising home prices/rents, rising deficits and the recently enacted tax cuts driving more growth will drive treasury yields higher through the year. As a result, the Fed may raise rates more quickly than the market expects. The bout of volatility seen in February/March and again in October is a dramatic departure from the environment seen in 2017 and we feel is here to stay as interest rates head higher and trade tensions continue.

On a positive note, we believe a true recession is not on the near-term horizon and therefore any downdraft in stocks will be limited. The obvious exception would be if the US engages in an all-out trade war with China which is not our base case but cannot be ruled out. We believe a permanent resolution is not likely till late 2018 at the earliest and most likely in 2019. We would also note that the S&P 500 set a record all-time high in late September while the Shanghai Stock Exchange Composite Index is down 21% YTD and was at one point down over 30% from its high in late January. The market has correctly concluded that China with a $350B trade surplus has much more to lose than the US in a tariff war. Hopefully the pain is getting great enough that this will lead to a willingness to renegotiate on China’s part.

However, we believe that as interest rates hit the highest levels in seven years, that we may be reaching a tipping point. Bond yields have been consistently on a trend line lower since the early 1980s. This seems to be finally changing as bond yields hit levels that may cause issues for many companies that have become highly levered through acquisitions, aggressive buybacks and over expansion. We would also note that debt servicing costs are also rising for governments across the globe while at the same time global central banks are unwinding their own balance sheet expansions in combination with raising rates as inflation picks up. This could cause a lot of damage to market multiples and economic growth. When a multi-decade trend that investors have come to count on is finally broken, who knows what the ramifications could be.

Looking forward, we believe that fundamental stock picking and downside mitigation is finally increasing in value as investors once again realize that it is possible to lose money in the stock market and volatility is not dead. Record accommodation by Central Banks continues to reverse as well. This should put an end to increasing market multiples when treasury yields become a viable alternative to chasing dividend yields and stock prices. Every dip has been viewed as a buying opportunity in such a long-lived bull market for growth-oriented names. The ability to expand profits or generate cash flow has not been that relevant to stock price performance. We hope this is starting to finally change given the market action in February/March and October.

My strongest attributes over the past 14 years of managing a hedged portfolio and the past 27 years of being on Wall Street have been flexibility and adaptability. Now that investors are once again concerned about losing money in 2018, stock moves around fundamental information seems more consistent. I have for a long time drawn inspiration from Charles Darwin who said, “It’s not the strongest of the species that survive, nor the most intelligent, but the one most responsive to change.” After nine years of a relentless bull market, we believe change may be upon us later this year with the two recent corrections in 2018 being a taste of what the future may hold. I continue to do work on promising investment ideas and have confidence in the philosophy and investment process that has served me well for over two decades on Wall street.

In summary, I anticipate that fundamental analysis will be more valuable to alpha generation in an environment less distorted by Central Bank policy and more by economic/fundamental prospects. Therefore, as a fundamental stock picker, I therefore remain optimistic about the opportunities for generating profit going forward, while containing drawdown risk.

I thank all of you who continue to put your faith in me and the AlphaOne organization.

Sincerely,

The AlphaOne Capital Partners Team

** These calculated returns reflect the historical performance of the oldest share class of the fund, with an inception date of 12/29/2017, adjusted to reflect the fees and expenses of this share class (when the share class’s fees and expenses are higher). These adjusted returns are not actual returns.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY
FUND
OCTOBER 31, 2018 (UNAUDITED)

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Indices are unmanaged and one cannot directly invest in an index. Indices are unmanaged and do not include the effect of fees. Index performance does not reflect nor predict the funds’ performance. One cannot invest directly in an index.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-855-4-ALPHAONE.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified.

Definition of the Comparative Indices

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value.

The S&P Global 1200 Information Technology Index consists of all members of the S&P 1200 that are classified within the GICS information technology sector.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index of all stocks (A shares and B shares) that are traded on the Shanghai Stock Exchange.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP
OPPORTUNITIES FUND
OCTOBER 31, 2018 (UNAUDITED)

Comparison of Change in the Value of a $100,000 Investment in the AlphaOne Small Cap Opportunities Fund, Institutional Class Shares, versus the Russell 2000 Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEARS ENDED OCTOBER 31, 2018*
	One Year Return	3 Year Return	5 Year Return	Annualized Inception to Date**

Institutional Class Shares	-8.98%	6.59%	7.12%	8.79%

Investor Class Shares	-9.12%	6.39%	6.91%	8.55%

Russell 2000 Index	1.85%	10.68%	8.01%	9.48%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on March 31, 2011.

† The graph is based on only Institutional Class Shares (formerly I Class Shares); performance for Investor Class Shares would be lower due to differences in fee structures.

  The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE VIMCO SMALL CAP
VALUE FUND
OCTOBER 31, 2018 (UNAUDITED)

Comparison of Change in the Value of a $100,000 Investment in the AlphaOne VIMCO Small Cap Value Fund, Institutional Class Shares, versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2018*
Cumulative Inception to Date

Institutional Class Shares**	-3.20%

Investor Class Shares***	-5.10%

Russell 2000 Value Index	-2.46%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The AlphaOne VIMCO Small Cap Value Fund, Institutional Class Shares commenced operations on December 29, 2017.

*** The AlphaOne VIMCO Small Cap Value Fund, Investor Class Shares commenced operations on January 22, 2018.

† The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

  The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY
FUND
OCTOBER 31, 2018 (UNAUDITED)

Comparison of Change in the Value of a $100,000 Investment in the AlphaOne NextGen Technology Fund, Institutional Class Shares, versus the S&P Global 1200 Information Technology Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2018*
Cumulative Inception to Date

Institutional Class Shares**	2.80%

Investor Class Shares***	-4.11%

S&P Global 1200 Information Technology Index	4.93%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The AlphaOne NextGen Technology Fund, Institutional Class Shares commenced operations on December 29, 2017.

*** The AlphaOne NextGen Technology Fund, Investor Class Shares commenced operations on January 22, 2018.

† The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

  The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.
SCHEDULE OF INVESTMENTS ‡ COMMON STOCK — 94.9%

	Shares	Value
CONSUMER DISCRETIONARY — 3.4%
HealthStream	90,111	$2,370,820
Movado Group	57,360	2,208,934

		4,579,754

ENERGY — 4.8%
Natural Gas Services Group *	103,411	1,995,832
Panhandle Oil and Gas, Cl A	116,737	2,076,751
RPC	163,789	2,437,181

		6,509,764

FINANCIAL SERVICES — 27.5%
Banc of California	39,099	623,629
Banner	41,103	2,376,575
Bryn Mawr Bank	54,985	2,196,101
CBTX	21,060	699,824
Columbia Banking System	65,391	2,425,352
Enterprise Financial Services	59,269	2,575,238
Financial Institutions	49,123	1,402,462
Flushing Financial	62,327	1,414,200
Heritage Financial	78,504	2,568,651
I3 Verticals, Cl A *	133,600	2,871,064
National Commerce *	64,873	2,406,788
OceanFirst Financial	112,395	2,845,842
Old Second Bancorp	88,063	1,252,256
PacWest Bancorp	64,218	2,608,535
Pinnacle Financial Partners	45,975	2,404,492
Renasant	77,919	2,717,815
Sterling Bancorp	113,666	2,043,715
Veritex Holdings *	26,300	619,628
WSFS Financial	31,610	1,344,373

		37,396,540

HEALTH CARE — 12.7%
AtriCure *	78,445	2,495,336
Cambrex *	46,916	2,500,154
Hanger Orthopedic Group *	130,215	2,429,812
Heska *	7,200	721,584
Invacare	155,222	2,005,468
Lantheus Holdings *	152,900	2,136,013
Supernus Pharmaceuticals *	51,736	2,460,564
US Physical Therapy	23,834	2,562,631

		17,311,562

MATERIALS & PROCESSING — 4.7%
Insteel Industries	76,752	2,004,762

COMMON STOCK — continued

	Shares	Value
MATERIALS & PROCESSING — continued
Northwest Pipe *	115,286	$2,053,244
NV5 Global *	30,442	2,376,607

		6,434,613

PRODUCER DURABLES — 30.0%
Altra Industrial Motion	78,534	2,534,292
ASGN *	39,415	2,643,958
AZZ	52,723	2,338,265
Columbus McKinnon	65,781	2,416,136
CRA International	51,866	2,186,152
DXP Enterprises *	68,899	2,189,610
Exponent	44,617	2,251,374
Federal Signal	136,080	2,992,399
GP Strategies *	144,412	2,109,859
Hurco	67,745	2,759,931
Kadant	23,520	2,321,424
Knight-Swift Transportation Holdings, Cl A	67,968	2,174,976
Lydall *	48,328	1,443,558
Marten Transport	104,937	2,021,087
Multi-Color	19,088	1,014,718
Old Dominion Freight Line	15,208	1,983,427
SP Plus *	80,281	2,565,781
Sterling Construction *	257,211	2,921,917

		40,868,864

TECHNOLOGY — 11.8%
CalAmp *	150,086	2,992,715
Carbonite *	82,353	2,817,296
Ichor Holdings *	93,894	1,666,618
Inphi *	81,239	2,599,648
Novanta *	55,219	3,214,298
PDF Solutions *	83,193	665,544
Presidio	47,910	641,994
Upland Software *	44,500	1,403,530

		16,001,643

Total Common Stock (Cost $106,316,312)		129,102,740

SHORT-TERM INVESTMENT — 5.3%

BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.070% (A) (Cost $7,186,412)	7,186,412	7,186,412

Total Investments — 100.2%
(Cost $113,502,724)		$136,289,152

Percentages are based on Net Assets of $136,019,322.
*	Non-income producing security.
‡	More narrow industries are utilized for compliance purposes whereas broad sectors are utilized for reporting periods.
(A)	The rate reported is the 7-day effective yield as of October 31, 2018.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2018

As of October 31, 2018, all of the Fund’s investments were considered Level 1,

in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were no transfers between Level 1,

Level 2 and/or Level 3 assets and liabilities. For the year ended October 31, 2018,

there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting

Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE VIMCO SMALL CAP VALUE FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.
SCHEDULE OF INVESTMENTS ‡ COMMON STOCK — 96.6%

	Shares	Value
CONSUMER DISCRETIONARY — 20.5%
AMC Networks, Cl A *	1,292	$75,686
Cars.com *	2,043	53,343
EW Scripps, Cl A	4,133	69,517
Gentherm *	1,174	51,234
Malibu Boats, Cl A *	506	20,341
Michaels *	1,810	28,688
MSG Networks *	2,351	60,068
Sally Beauty Holdings *	1,525	27,160
Sportsman’s Warehouse Holdings *	6,089	30,628
Tenneco, Cl A	1,824	62,800
Thor Industries	482	33,566
Winnebago Industries	1,191	32,824

		545,855

CONSUMER STAPLES — 0.8%
SpartanNash	1,242	22,170

ENERGY — 2.9%
World Fuel Services	2,427	77,664

FINANCIAL SERVICES — 34.6%
Argo Group International Holdings	805	49,596
Aspen Insurance Holdings	1,964	82,252
Axis Capital Holdings	1,711	95,457
Bank OZK	1,063	29,084
Bridgewater Bancshares *	2,251	24,986
Cardtronics *	812	22,054
CoreLogic *	1,316	53,456
Donnelley Financial Solutions *	5,392	83,845
Euronet Worldwide *	472	52,477
FirstCash	641	51,536
GAIN Capital Holdings	6,601	50,432
GEO Group REIT	3,992	88,263
Investors Bancorp	3,515	39,298
Kearny Financial	1,742	22,542
Navigators Group	571	39,485
Northrim BanCorp	1,005	38,220
TCF Financial	2,395	50,007
Virtus Investment Partners	521	51,756

		924,746

HEALTH CARE — 6.4%
Cambrex *	469	24,993
ICON *	371	51,228

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
MEDNAX *	1,010	$41,703
Syneos Health, Cl A *	1,143	52,155

		170,079

INDUSTRIALS — 2.8%
AAR	832	39,587
JELD-WEN Holding *	2,079	33,804

		73,391

MATERIALS & PROCESSING — 6.8%
Owens-Illinois *	2,813	44,080
Schweitzer-Mauduit International	1,363	43,507
USG	1,132	47,793
Worthington Industries	1,123	47,031

		182,411

PRODUCER DURABLES — 6.5%
Advanced Energy Industries *	735	31,627
AECOM *	1,252	36,483
Air Lease, Cl A	2,010	76,581
Lydall *	987	29,482

		174,173

TECHNOLOGY — 15.3%
ACI Worldwide *	2,180	54,696
ARRIS International *	3,395	84,434
Cirrus Logic *	945	35,381
Coherent *	285	35,095
Ichor Holdings *	1,353	24,016
NCR *	2,298	61,701
Sabre	3,402	83,859
SolarEdge Technologies *	735	28,466

		407,648

Total Common Stock (Cost $2,765,292)		2,578,137

Total Investments — 96.6% (Cost $2,765,292)		$2,578,137

      Percentages are based on Net Assets of $2,669,021.

*    Non-income producing security.

‡	More narrow industries are utilized for compliance purposes whereas broad sectors are utilized for reporting periods.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. For the period ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.
SCHEDULE OF INVESTMENTS ‡ COMMON STOCK — 97.8%

	Shares	Value
CONSUMER DISCRETIONARY — 2.0%
Amazon.com *	21	$33,558

PRODUCER DURABLES — 1.6%
Accenture, Cl A	180	28,372

TECHNOLOGY — 89.5%
Alphabet, Cl A *	57	62,163
Alphabet, Cl C *	57	61,376
Applied Materials	2,140	70,363
Electronic Arts *	180	16,376
Facebook, Cl A *	600	91,074
Intel	2,710	127,045
Mastercard, Cl A	255	50,406
Micron Technology *	600	22,632
Microsoft	1,490	159,147
Momo ADR *	1,610	54,048
Oracle	1,620	79,121
Palo Alto Networks *	160	29,286
PayPal Holdings *	1,320	111,131
STMicroelectronics, Cl Y	5,840	88,943
Taiwan Semiconductor Manufacturing ADR	2,110	80,391
Take-Two Interactive Software *	555	71,523
Twitter *	3,910	135,872
Visa, Cl A	505	69,614
Western Digital	1,850	79,680
Yandex, Cl A *	2,240	67,491

		1,527,682

UTILITIES — 4.7%
Verizon Communications	1,400	79,926

Total Common Stock (Cost $1,694,271)		1,669,538

Total Investments — 97.8% (Cost $1,694,271)		$1,669,538

      Percentages are based on Net Assets of $1,706,866.

* Non-income	producing security.
‡	More narrow industries are utilized for compliance purposes whereas broad sectors are utilized for reporting periods.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. For the period ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
Assets:	AlphaOne Small Cap Opportunities Fund	AlphaOne VIMCO Small Cap Value Fund	AlphaOne NextGen Technology Fund

Investments, at Value (Cost $113,502,724, $2,765,292 and $1,694,271)	$136,289,152	$2,578,137	$1,669,538
Cash	–	59,941	19,952
Receivable for Investment Securities Sold	325,377	–	326,968
Dividends and Interest Receivable	28,098	2,508	3,789
Receivable for Capital Shares Sold	5,000	12,000	–
Deferred Offering Costs	–	12,633	12,008
Receivable Due from Adviser	–	19,643	23,074
Reclaims Receivable	–	–	91
Prepaid Expenses	18,574	4,686	4,638

Total Assets	136,666,201	2,689,548	2,060,058

Liabilities:
Payable for Investment Securities Purchased	382,108	524	333,125
Payable Due to Adviser	120,847	–	–
Payable for Audit Fees	67,411	1,319	800
Payable for Transfer Agent Fees	17,798	9,685	9,611
Payable Due to Administrator	14,502	6,370	7,644
Payable Due to Trustees	9,425	184	112
Chief Compliance Officer Fees Payable	7,250	142	86
Payable for Distribution Fees — Investor Class	299	26	87
Other Accrued Expenses	27,239	2,277	1,727

Total Liabilities	646,879	20,527	353,192

Net Assets	$136,019,322	$2,669,021	$1,706,866

NET ASSETS CONSIST OF:
Paid-in Capital	$99,129,468	$2,798,263	$1,799,499
Total Distributable Earnings/(Loss)	36,889,854	(129,242)	(92,633)

Net Assets	$136,019,322	$2,669,021	$1,706,866

Institutional Class Shares(1)
Net Assets	$134,951,915	$2,525,222	$1,293,549
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	10,518,711	260,739	125,786

Net Asset Value, Offering and Redemption
Price Per Share*	$12.83	$9.68	$10.28

Investor Class Shares
Net Assets	$1,067,407	$143,799	$413,317
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	84,671	14,876	40,276

Net Asset Value, Offering and Redemption
Price Per Share*	$12.61	$9.67	$10.26

* Redemption price per share may vary depending upon the length of time shares are held.

Amounts designated as “-”are either $0 or have been rounded to $0.

(1)	On March 1, 2018, the I Class Shares of the AlphaOne Small Cap Opportunities Fund were renamed Institutional Class Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
FOR THE YEAR OR PERIOD
ENDED OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

	AlphaOne Small Cap Opportunities Fund	AlphaOne VIMCO Small Cap Value Fund*	AlphaOne NextGen Technology Fund*
Investment Income
Dividends	$1,674,543	$22,138	$15,712
Less: Taxes Withheld	–	–	(276)

Total Investment Income	1,674,543	22,138	15,436

Expenses
Investment Advisory Fees	1,635,505	16,239	10,855
Administration Fees	196,259	62,877	75,453
Trustees’ Fees	32,476	3,803	3,875
Chief Compliance Officer Fees	12,325	217	146
Distribution Fees — Investor Class	3,326	121	649
Transfer Agent Fees	109,020	48,073	47,735
Audit Fees	67,729	1,319	800
Legal Fees	48,016	6,074	3,335
Registration and Filing Fees	35,754	2,125	2,117
Printing Fees	26,122	1,050	716
Custodian Fees	10,318	3,737	5,851
Pricing Fees	4,199	1,127	1,175
Offering Costs	–	56,094	54,069
Other Expenses	36,811	2,131	1,909

Total Expenses	2,217,860	204,987	208,685

Less:
Waiver of Investment Advisory Fees	–	(16,239)	(10,855)
Reimbursement from Investment Advisor	–	(163,261)	(180,244)
Fees Paid Indirectly - (see Note 4)	(281)	(104)	(50)

Net Expenses	2,217,579	25,383	17,536

Net Investment Loss	(543,036)	(3,245)	(2,100)

Net Realized Gain/(Loss) on:
Investments	15,097,832	61,158	(67,393)
Foreign Currency Transactions	–	–	1,593

Net Realized Gain/(Loss)	15,097,832	61,158	(65,800)

Net Change in Unrealized Depreciation on:
Investments	(27,416,602)	(187,155)	(24,733)

Net Change in Unrealized Depreciation	(27,416,602)	(187,155)	(24,733)

Net Realized and Unrealized Loss on Investments and Foreign
Currency Transactions	(12,318,770)	(125,997)	(90,533)

Net Decrease in Net Assets Resulting from Operations	$(12,861,806)	$(129,242)	$(92,633)

* Commenced operations on December 29, 2017.

Amounts designated as “—”are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Loss	$(543,036)	$(411,769)
Net Realized Gain on Investments	15,097,832	8,072,219
Net Change in Unrealized Appreciation (Depreciation) on Investments	(27,416,602)	35,383,993

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,861,806)	43,044,443

Distributions:(1)
Institutional Class Shares	(8,119,588)	(3,888,565)
Investor Class Shares	(76,091)	(24,237)

Total Distributions	(8,195,679)	(3,912,802)

Capital Share Transactions:
Institutional Class Shares:(2)
Issued	7,649,585	9,951,466
Reinvestment of Dividends and Distributions	7,129,542	3,312,303
Redeemed	(26,951,492)	(11,158,141)

Increase (Decrease) from Institutional Class Capital Share Transactions	(12,172,365)	2,105,628

Investor Class Shares:
Issued	256,872	827,643
Reinvestment of Dividends and Distributions	75,038	24,235
Redeemed	(593,005)	(328,629)

Increase (Decrease) from Investor Class Capital Share Transactions	(261,095)	523,249

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,433,460)	2,628,877

Total Increase (Decrease) in Net Assets	(33,490,945)	41,760,518

Net Assets:
Beginning of Year	169,510,267	127,749,749

End of Year(3)	$136,019,322	$169,510,267

Shares Issued and Redeemed:
Institutional Class Shares:(2)
Issued	522,808	733,382
Reinvestment of Dividends and Distributions	506,000	244,090
Redeemed	(1,872,265)	(831,398)

Total Increase (Decrease) in Institutional Class Shares	(843,457)	146,074

Investor Class Shares:
Issued	18,193	61,648
Reinvestment of Dividends and Distributions	5,410	1,809
Redeemed	(42,683)	(25,555)

Total Increase (Decrease) in Investor Class Shares	(19,080)	37,902

Net Increase (Decrease) in Shares Outstanding	(862,537)	183,976

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 12).
(2)	On March 1, 2018, the I Class Shares of the AlphaOne Small Cap Opportunities Fund were renamed Institutional Class Shares.
(3)	Includes Accumulated Net Investment Loss of $(501,495) in 2017. The Securities Exchange Commission eliminated the requirement to disclose Accumulated Net Investment Loss in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE VIMCO SMALL CAP
VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31, 2018*
Operations:
Net Investment Loss	$(3,245)
Net Realized Gain on Investments	61,158
Net Change in Unrealized Depreciation on Investments	(187,155)

Net Decrease in Net Assets Resulting from Operations	(129,242)

Capital Share Transactions:
Institutional Class Shares:
Issued	2,778,258
Redeemed	(132,147)

Increase from Institutional Class Capital Share Transactions	2,646,111

Investor Class Shares:**
Issued	152,152

Increase from Investor Class Capital Share Transactions	152,152

Net Increase in Net Assets from Capital Share Transactions	2,798,263

Total Increase in Net Assets	2,669,021

Net Assets:
Beginning of Period	—

End of Period	$2,669,021

Shares Issued and Redeemed:
Institutional Class Shares:
Issued	274,427
Redeemed	(13,688)

Total Increase in Institutional Class Shares	260,739

Investor Class Shares:**
Issued	14,876

Total Increase in Investor Class Shares	14,876

Net Increase in Shares Outstanding	275,615

  * Commenced operations on December 29, 2017.

 ** Investor Class Shares commenced operations on January 22, 2018.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE NEXTGEN TECHNOLOGY
FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended October 31, 2018*
Operations:
Net Investment Loss	$(2,100)
Net Realized Loss on Investments and Foreign Currency Transactions	(65,800)
Net Change in Unrealized Depreciation on Investments	(24,733)

Net Decrease in Net Assets Resulting from Operations	(92,633)

Capital Share Transactions:
Institutional Class Shares:
Issued	1,362,300
Redemption Fees — (See Note 2)	833
Redeemed	(7,172)

Increase from Institutional Class Capital Share Transactions	1,355,961

Investor Class Shares:**
Issued	634,008
Redemption Fees — (See Note 2)	267
Redeemed	(190,737)

Increase from Investor Class Capital Share Transactions	443,538

Net Increase in Net Assets from Capital Share Transactions	1,799,499

Total Increase in Net Assets	1,706,866

Net Assets:
Beginning of Period	—

End of Period	$1,706,866

Shares Issued and Redeemed:
Institutional Class Shares:
Issued	126,444
Redeemed	(658)

Total Increase in Institutional Class Shares	125,786

Investor Class Shares:**
Issued	58,114
Redeemed	(17,838)

Total Increase in Investor Class Shares	40,276

Net Increase in Shares Outstanding	166,062

  * Commenced operations on December 29, 2017.

 ** Investor Class Shares commenced operations on January 22, 2018.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Years or Periods Ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Loss^	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Investment Income	Distributions From Realized Gains	Net Asset Value, End of Year or Period	Total Return‡	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers & Reimbursed Fees)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
AlphaOne Small Cap Opportunities Fund
Institutional Class Shares
2018	$14.79	$(0.05)	$(1.22)	$(1.27)	$—	$(0.69)	$12.83	(8.98)%	$134,952	1.35%	1.35%	(0.33)%	23%
2017	11.32	(0.04)	3.86	3.82	—	(0.35)	14.79	33.99	167,998	1.27	1.27	(0.26)	26
2016	12.27	(0.03)	(0.10)	(0.13)	—	(0.82)	11.32	(0.69)	127,013	1.30	1.30	(0.27)	27
2015	12.46	(0.05)	1.24	1.19	—	(1.38)	12.27	10.43	141,512	1.38 (1)	1.28	(0.38)	40
2014	12.42	(0.06)	0.72	0.66	(0.02)	(0.60)	12.46	5.47	131,663	1.42 (1)	1.28	(0.48)	75
Investor Class Shares
2018	$14.57	$(0.08)	$(1.19)	$(1.27)	$—	$(0.69)	$12.61	(9.12)%	$1,067	1.60%	1.60%	(0.58)%	23%
2017	11.19	(0.07)	3.80	3.73	—	(0.35)	14.57	33.57	1,512	1.52	1.52	(0.53)	26
2016	12.15	(0.06)	(0.08)	(0.14)	—	(0.82)	11.19	(0.79)	737	1.55	1.55	(0.51)	27
2015	12.38	(0.08)	1.23	1.15	—	(1.38)	12.15	10.15	779	1.62 (1)	1.53	(0.63)	40
2014	12.36	(0.09)	0.71	0.62	—	(0.60)	12.38	5.28	646	1.67 (1)	1.53	(0.74)	75
AlphaOne VIMCO Small Cap Value Fund
Institutional Class Shares(2)
2018	$10.00	$(0.01)	$(0.31)	$(0.32)	$—	$—	$9.68	(3.20)%	$2,525	1.40%	11.37%	(0.17)%	34%
Investor Class Shares(3)
2018	$10.19	$(0.03)	$(0.49)	$(0.52)	$—	$—	$9.67	(5.10)%	$144	1.66%	10.71%	(0.41)%	34%
AlphaOne NextGen Technology Fund
Institutional Class Shares(2)
2018	$10.00	$(0.01)	$0.29	$0.28	$—	$—	$10.28	2.80%	$1,294	1.40%	17.46%	(0.11)%	732%
Investor Class Shares(3)
2018	$10.70	$(0.03)	$(0.41)	$(0.44)	$—	$—	$10.26	(4.11)%	$413	1.65%	16.73%	(0.40)%	732%

^	Calculated using average shares for the year or period.
‡

Total return is for the year or period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(2)	Commenced operations on December 29, 2017.
(3)	Commenced operations on January 22, 2018.

Amounts Designated as “—“are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 54 funds. The financial statements herein are those of the AlphaOne Small Cap Opportunities Fund, the AlphaOne VIMCO Small Cap Value Fund and the AlphaOne NextGen Technology Fund (each a “Fund” and collectively the “Funds”). The AlphaOne Small Cap Opportunities Fund commenced operations on March 31, 2011. The AlphaOne VIMCO Small Cap Value Fund and AlphaOne NextGen Technology Fund commenced operations on December 29, 2017. The investment objective of the Funds is to seek long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The AlphaOne Small Cap Opportunities Fund and the AlphaOne VIMCO Small Cap Value Fund are classified as “diversified” funds. The AlphaOne NextGen Technology Fund is classified as a “non-diversified” fund.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2018, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year or period ended October 31, 2018, there have been no significant changes to the Funds’ fair value methodologies.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended October 31, 2018, the Funds did not have any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year or period ended October 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Classes — Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds in the Trust and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2018, the remaining amount still to be amortized for the AlphaOne VIMCO Small Cap Value Fund and AlphaOne NextGen Technology Fund was $12,633 and $12,008, respectively.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase paid-in capital. For the year or period ended October 31, 2018, there were redemption fees retained for the AlphaOne NextGen Technology Fund in the amount of $1,100.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Fund Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended October 31, 2018, the Funds paid for these services $196,259, $62,877 and $75,453 for the AlphaOne Small Cap Opportunities Fund, AlphaOne VIMCO Small Cap Value Fund and AlphaOne NextGen Technology Fund, respectively.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average daily net assets attributable to the Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Funds. This amount is included in “Distribution Fees — Investor Class” on the Statements of Operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year or period ended October 31, 2018, the AlphaOne Small Cap Opportunities Fund, AlphaOne VIMCO Small Cap Value Fund and AlphaOne NextGen Technology Fund earned cash credits of $281, $104 and $50 respectively, which were used to offset transfer agent expenses. This amount is included in “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

AlphaOne Investment Services, LLC serves as the Adviser (the “Adviser”) to the Funds. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the AlphaOne Small Cap Opportunities Fund and 0.90% of the average daily net assets of the AlphaOne VIMCO Small Cap Value and AlphaOne NextGen Technology Funds. The Adviser may, from its own resources, compensate broker dealers whose clients purchase shares of the Funds. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Funds’ net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest and dividends expense on securities sold short, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.50% of the AlphaOne Small Cap Opportunity Fund’s average daily net assets until February 28, 2019 and 1.40% of the AlphaOne VIMCO Small Cap Value and AlphaOne NextGen Technology Funds average net assets until February 28, 2021. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the AlphaOne Small Cap Opportunity Fund net operating expenses (excluding excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets. The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of it at any time.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Funds’ total annual fund operating expenses (not including excluded expenses) and the amounts listed above to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of October 31, 2018, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $179,500 and $191,099 for the AlphaOne VIMCO Small Cap Value Fund and the AlphaOne NextGen Technology Fund, respectively, expiring in 2021.

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year or period ended October 31, 2018, were as follows:

	Purchases	Sales and Maturities
AlphaOne Small Cap Opportunities Fund	$36,423,975	$56,722,309
AlphaOne VIMCO Small Cap Value Fund	3,420,037	715,902
AlphaOne NextGen Technology Fund	12,489,042	10,727,378

There were no purchases or sales of long-term U.S. Government securities for the Fund.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

Accordingly, the following permanent differences that are primarily attributable to the reclassification of short-term capital gains received from affiliated funds and net operating losses have been reclassified to (from) the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
AlphaOne Small Cap Opportunities Fund	$479,852	$—	$(479,852)
AlphaOne VIMCO Small Cap Value Fund	3,245	(3,245)	—
AlphaOne NextGen Technology Fund	1,593	(1,593)	—

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions for the Funds declared during the fiscal years ended October 31, were as follows:

Undistributed Net Investment Income
AlphaOne Small Cap Opportunities Fund
2018	$8,195,679
2017	3,912,802

As of October 31, 2018, the components of Distributable Earnings for the Funds on a tax basis were as follows:

	Undistributed Long-Term Capital Gain	Late Year Loss Deferral	Capital Loss Carry- Forward	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
AlphaOne Small Cap Opportunities Fund	$14,896,495	$(564,678)	$—	$22,558,047	$(10)	$36,889,854
AlphaOne VIMCO Small Cap Value Fund	62,682	—	—	(191,924)	—	(129,242)
AlphaOne NextGen Technology Fund	—	(507)	(6,991)	(85,135)	—	(92,633)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2018 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
AlphaOne Small Cap Opportunities Fund	$113,731,105	$27,617,195	$(5,059,148)	$22,558,047
AlphaOne VIMCO Small Cap Value Fund	2,770,061	112,219	(304,143)	(191,924)
AlphaOne NextGen Technology Fund	1,754,673	33,555	(118,690)	(85,135)

8. Loans of Portfolio Securities:

The Funds may lend portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in Tri-Party Repurchase Agreement. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Funds. The Funds record securities lending income net of such allocations. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. In the event of default, the Funds may use the collateral received to offset the position on loan not returned by the borrower. As of October 31, 2018, the Funds had no securities on loan.

9. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

10. Concentration of Risks:

Equity Risk – Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Funds may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Small Cap Company Risk – Small cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, small cap companies may be less financially secure than large- and mid-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Small cap stock prices may be more volatile than large- and mid-capitalization companies and such stocks may be more thinly traded and thus difficult for the Funds to buy and sell in the market.

Value Style Risk – Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Funds could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Active Management Risk – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to their benchmark index or other funds with similar objectives and investment strategies.

Technology Companies Risk – Technology companies may have limited product lines, markets, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Small-Capitalization and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk – The large capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid.

Foreign Currency Risk – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Non-Diversification Risk – The AlphaOne NextGen Technology Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Funds invest their assets in a smaller number of issuers, the Funds will be more susceptible to negative events affecting those issuers than a diversified fund.

ETFs Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Funds invest in ETFs, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Funds’ investment will fluctuate in response to the performance of

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

the underlying index or holdings. ETFs typically incur fees that are separate from those of the Funds. Accordingly, the Funds’ investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Special Situations Risk – Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Funds may be unable to recoup some or all of their investments.

New Fund Risk – Because the AlphaOne VIMCO Small Cap Value Fund and the AlphaOne NextGen Technology Fund are new, investors in the Funds bear the risk that the Funds may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

11. Other:

At October 31, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders, were as follows:

	No. of Shareholders	% Ownership

AlphaOne Small Cap Opportunities Fund, Institutional Class Shares	1	17%
AlphaOne Small Cap Opportunities Fund, Investor Class Shares	2	43%
AlphaOne VIMCO Small Cap Value Fund, Institutional Class Shares	1	42%
AlphaOne VIMCO Small Cap Value Fund, Investor Class Shares	2	28%
AlphaOne NextGen Technology Fund, Institutional Class Shares	3	80%
AlphaOne NextGen Technology Fund, Investor Class Shares	5	84%

12. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

13. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of AlphaOne Small Cap Opportunities Fund, AlphaOne VIMCO Small Cap Value Fund, and AlphaOne NextGen Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AlphaOne Small Cap Opportunities Fund, AlphaOne VIMCO Small Cap Value Fund, and AlphaOne NextGen Technology Fund (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (three of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
AlphaOne Small Cap Opportunities Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
AlphaOne VIMCO Small Cap Value Fund	For the period from December 29, 2017 (commencement of operations) through October 31, 2018	For the period from December 29, 2017 (commencement of operations) through October 31, 2018	For the period from December 29, 2017 (commencement of operations) through October 31, 2018
AlphaOne NextGen Technology Fund	For the period from December 29, 2017 (commencement of operations) through October 31, 2018	For the period from December 29, 2017 (commencement of operations) through October 31, 2018	For the period from December 29, 2017 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more AlphaOne Investment Services, LLC investment companies since 2011.

Philadelphia, Pennsylvania

December 28, 2018

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
AlphaOne Small Cap Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$930.40	1.38%	$6.71
Investor Class Shares	1,000.00	929.30	1.63%	7.93
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.25	1.38%	$7.02
Investor Class Shares	1,000.00	1,016.99	1.63%	8.29

AlphaOne VIMCO Small Cap Value Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$987.80	1.40%	$7.01
Investor Class Shares	1,000.00	986.70	1.65%	8.26
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.15	1.40%	$7.12
Investor Class Shares	1,000.00	1,016.89	1.65%	8.39

AlphaOne NextGen Technology Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,006.90	1.40%	$7.08
Investor Class Shares	1,000.00	1,005.90	1.65%	8.34
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.15	1.40%	$7.12
Investor Class Shares	1,000.00	1,016.89	1.65%	8.39

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Funds, as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-4-ALPHAONE. The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
INTERESTED TRUSTEES
Robert A. Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI

Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.	Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.
Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.	None.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

Board Considerations in Renewing the Advisory Agreement for the AlphaOne Small Cap Opportunities Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Board Considerations in Approving the Advisory Agreement for the AlphaOne NextGen Technology Fund and the AlphaOne VIMCO Small Cap Value Fund, and the Sub-Advisory Agreement for the AlphaOne VIMCO Small Cap Value Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on November 14, 2017 to decide whether to approve the following agreements (the “Agreements”) for initial two-year terms:

the advisory agreement (the “Advisory Agreement”) between AlphaOne Investment Services, LLC (the “Adviser”) and the Trust, on behalf of the AlphaOne NextGen Technology Fund and the AlphaOne VIMCO Small Cap Value Fund (the “Funds”); and

the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Villanova Investment Management Company LLC (the “Sub-Adviser”), with respect to the AlphaOne VIMCO Small Cap Value Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s and the Sub-Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Funds as well as the Funds’ proposed objectives and strategies; and (x) the Sub-Adviser’s performance in

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (UNAUDITED)

managing similar accounts.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management, the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, approved the Agreements. In considering the approval of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser; and (ii) the fees to be paid to the Adviser and the Sub-Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the proposed Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s proposed investment and risk management approaches for the Funds. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Adviser.

The Trustees also considered other services to be provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Adviser and the Sub-Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the AlphaOne VIMCO Small Cap Value Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the Adviser, not the AlphaOne VIMCO Small Cap Value Fund, would pay the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Trustees evaluated both the fee that would be payable under the Sub-Advisory Agreement and the portion of the fee under the Advisory Agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser and the Sub-Adviser. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to enter into expense limitation and fee waiver arrangements with the Funds.

Investment Performance, Profitability and Economies of Scale

Because the Funds were new and had not commenced operations, they did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser or the Sub-Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Adviser or the Sub-Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Funds’ investment performance, the Adviser’s or the Sub-Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser or the Sub-Adviser as the assets of the Funds grow, but will do so during future considerations of the Agreements.

Approval of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for initial terms of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
OCTOBER 31, 2018 (Unaudited)

SHAREHOLDER VOTING RESULTS

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE CAPITAL PARTNERS
October 31, 2018 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year:

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-term Capital Gain(5)
AlphaOne Small Cap Opportunities Fund
100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
AlphaOne VIMCO Small Cap Value Fund
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
AlphaOne NextGen Technology Fund
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2018. Complete information will be computed and reported with your 2018 Form 1099-DIV.

The AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-4-ALPHAONE

Adviser:

AlphaOne Capital Partners, LLC

1000 Chesterbrook Boulevard

Suite 100

Berwyn, PA 19312

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by

a current prospectus for the Funds described.

ACP-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.